                                   EXHIBIT A

                             JOINT FILING AGREEMENT

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing of a statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock of Morrow Snowboards, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other to this Agreement to file on its behalf any and all amendments to such statement.

Date: July 16, 1999


                                               CAPITOL BAY MANAGEMENT, INC.



                                               By: /s/ STEPHEN C. KIRCHER
                                                   ------------------------
                                                        Stephen C. Kircher
                                                        President

                                               CAPITOL BAY SECURITIES, INC.



                                               By: /s/ STEPHEN C. KIRCHER
                                                   ------------------------
                                                        Stephen C. Kircher
                                                        President



                                               CAPITOL BAY GROUP, INC.


                                               By: /s/ STEPHEN C. KIRCHER
                                                   ------------------------
                                                        Stephen C. Kircher
                                                        President



                                               STEPHEN C. KIRCHER

                                                   /s/ STEPHEN C. KIRCHER
                                                   ------------------------
                                                        Stephen C. Kircher,
                                                        as an individual


                               Page 10 of 12